UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/30/2007

Tesco Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  0-28778

Alberta	76-0419312
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3993 West Sam Houston Parkway North
Suite 100
Houston, TX 77043-1211
(Address of principal executive offices, including zip code)

713-359-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 7.01.    Regulation FD Disclosure

Tesco Corporation will be making various presentations at conferences and investor meetings through the end of 2007 as described below. At the Lehman Brothers 2007 CEO Energy/Power Conference in New York, New York, Julio Quintana., our President and Chief Executive Officer, and Anthony Tripodo, our Executive Vice President and Chief Financial Officer, will be making a presentation which update our efforts to address issues described in our Quarterly Report on Form 10Q for the second quarter of 2007 that adversely impacted financial results and will impact third quarter results.

From time to time, we will be updating the Presentations section of our Investor Relations page of our website www.tescocorp.com with additional information concerning upcoming conferences, copies of presentation materials, and information concerning accessing webcasts and recordings, if made available, of presentations (and archiving information for such materials, webcasts, and recordings).

Lehman Brothers CEO Energy Conference, September 4, 2007, New York, NY

Independent Petroleum Association of America Symposium, October 2, 2007, San Francisco, CA

Natixis Bleichroeder: The Hidden Gems Conference, October 9, 2007, New York, NY

Capital One Southcoast Energy Conference, December 4-5, 2007, New Orleans, LA

This filing and the presentations, materials, webcasts, and recordings described above may contain statements that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements can generally be identified as such because the context of the statement will include words such as "may," "should," "outlook," "project," "intend," "seek," "plan," "believe," "anticipate," "expect," "estimate," "assume," "potential," "continue," or "opportunity," the negatives of these words, or similar words or expressions. Similarly, statements that describe our future plans, efforts, objectives or goals are also forward-looking statements. This is true of our description of our efforts to address the issues that adversely impacted our second quarter 2007 results and any description of potential future impacts on financial results. Such statements include, but are not limited to, plans, objectives, expectations, intentions and other statements that are not historical facts.

All forward looking statements are based upon the current beliefs and expectations of the Tesco Corporation's management and are subject to significant risks and uncertainties. Some of those risks and uncertainties have been more fully described in "Risk Factors and Cautionary Statement about Forward-Looking Statements" in the our Annual Report on Form 10-K with respect to the year ended December 31, 2006 and its Quarterly Report on Form 10-Q with respect to the quarterly period ending on June 30, 2007. Please consider these factors carefully in evaluating the forward-looking statements and do not place undue reliance on such forward- looking statements.

The forward-looking statements made herein are only made as of this date, and any forward looking statements in any presentation or related materials will be made only as of the date of such presentation or materials. We undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

This information is being furnished pursuant to Item 7.01 of this Report and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference. This Report will not be deemed an admission as to the materiality of any information in this Report that is being disclosed pursuant to Regulation FD.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tesco Corporation

Date: August 30, 2007	By:	/s/ James A. Lank
James A. Lank
General Counsel and Corporate Secretary